UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2005

Hexion Specialty Chemicals, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

1-71	13-0511250

(Commission File Number)	(I.R.S. Employer Identification No.)

180 East Broad Street, Columbus, Ohio	43215-3799

(Address of Principal Executive Offices)	(Zip Code)

614-225-4000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment to Current Report on Form 8-K/A amends Item 9.01 of our Form 8-K filed on May 5, 2005 to provide the financial statements required by Items 9.01(a) and 9.01(b) and discloses other events pursuant to Item 8.01.

ITEM 8.01    OTHER EVENTS

On July 15, 2005, we filed Amendment No. 3 to a registration statement for an initial public offering of our common stock with the Securities and Exchange Commission.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(a)	FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

Audited financial statements for the Resin Business of the Bakelite Group for the years ended December 31, 2004, 2003 and 2002 and as of December 31, 2004 and 2003 and the related Report of Independent Auditors thereon are included as Exhibit 99.3 of this Current Report on Form 8-K/A and are incorporated herein by reference.

The Unaudited Combined Interim Balance Sheet as of March 31, 2005, the Unaudited Combined Interim Statements of Operations and Cash Flows for the three months ended March 31, 2005 and 2004 and the Unaudited Combined Interim Statements of Changes in Owner’s Net Investment and Comprehensive Income (Loss) for the three months ended March 31, 2005 for the Resin Business of the Bakelite Group and the Notes to the Unaudited Combined Interim Financial Statements are included as Exhibit 99.4 of this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)	PRO FORMA FINANCIAL INFORMATION

The Unaudited Pro Forma Combined Balance Sheet as of March 31, 2005, the Unaudited Pro Forma Combined Statements of Operations for the year ended December 31, 2004 and for the three months ended March 31, 2005 and 2004 of the Company and the Notes to the Unaudited Pro Forma Combined Financial Information are included as Exhibit 99.5 of this Current Report on Form 8-K/A and are incorporated herein by reference.

(c)	EXHIBITS

10.1	Share Purchase Agreement dated October 6, 2004 among RÜTGERS AG, RÜTGERS Bakelite Projekt GmbH, National Borden Chemical Germany GmbH, and Borden Chemical, Inc.(1) (incorporated by reference to Exhibit 10(xi) to Borden Chemical’s September 30, 2004 Form 10-Q filed on November 15, 2004 (File No. 001-00071))

99.1	Press Release dated October 7, 2004 titled “Borden Chemical, Inc. to Acquire Bakelite AG.” (incorporated by reference to Exhibit 99 to Borden Chemical’s Current Report on Form 8-K (Commission 001-00071), filed on October 7, 2004).

99.2	News Release dated April 29, 2005 announcing the completion of the acquisition of Bakelite AG (incorporated by reference to Exhibit 99 to Borden Chemical’s Current Report on Form 8-K (Commission 001-00071), filed on May 5, 2005).

99.3	Audited financial statements of the Resin Business of the Bakelite Group for the years ended December 31, 2004, 2003 and 2002 and as of December 31, 2004 and 2003 and the related Report of Independent Auditors thereon.

99.4	Unaudited Combined Interim Balance Sheet as of March 31, 2005, Unaudited Combined Interim Statements of Operations and Cash Flows for the three months ended March 31, 2005 and 2004 and Unaudited Combined Interim Statements of Changes in Owner’s Net Investment and Comprehensive Income (Loss) for the three months ended March 31, 2005 for the Resin Business of the Bakelite Group and the Notes to the Unaudited Combined Interim Financial Statements for the Resin Business of the Bakelite Group.

99.5	Unaudited Pro Forma Combined Balance Sheet as of March 31, 2005, Unaudited Pro Forma Combined Statements of Operations for the year ended December 31, 2004 and for the three months ended March 31, 2005 and 2004 and the Notes to the Unaudited Pro Forma Combined Financial Information for Hexion Specialty Chemicals, Inc.

(1)	Pursuant to Item 601(b)(2) of Regulation S-K, the Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or exhibit upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEXION SPECIALTY CHEMICALS, INC.
Date: July 15, 2005
	By:	/s/ William H. Carter

Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Share Purchase Agreement dated October 6, 2004 among RÜTGERS AG, RÜTGERS Bakelite Projekt GmbH, National Borden Chemical Germany GmbH, and Borden Chemical, Inc.(1) (incorporated by reference to Exhibit 10(xi) to Borden Chemical’s September 30, 2004 Form 10-Q filed on November 15, 2004 (File No. 001-00071))

99.1	Press Release dated October 7, 2004 titled “Borden Chemical, Inc. to Acquire Bakelite AG.” (incorporated by reference to Exhibit 99 to Borden Chemical’s Current Report on Form 8-K (Commission 001-00071), filed on October 7, 2004).

99.2	News Release dated April 29, 2005 announcing the completion of the acquisition of Bakelite AG (incorporated by reference to Exhibit 99 to Borden Chemical’s Current Report on Form 8-K (Commission 001-00071), filed on May 5, 2005).

99.3	Audited financial statements of Resin Business of the Bakelite Group for the years ended December 31, 2004, 2003 and 2002 and as of December 31, 2004 and 2003 and the related Report of Independent Auditors thereon.

99.4	Unaudited Combined Interim Balance Sheet as of March 31, 2005, Unaudited Combined Interim Statements of Operations and Cash Flows for the three months ended March 31, 2005 and 2004 and Unaudited Combined Interim Statements of Changes in Owner’s Net Investment and Comprehensive Income (Loss) for the three months ended March 31, 2005 for Resin Business of the Bakelite Group and the Notes to the Unaudited Combined Interim Financial Information for Resin Business of the Bakelite Group.

99.5	Unaudited Pro Forma Combined Balance Sheet as of March 31, 2005, Unaudited Pro Forma Combined Statements of Operations for the year ended December 31, 2004 and for the three months ended March 31, 2005 and 2004 and the Notes to Unaudited Pro Forma Combined Financial Information for Hexion Specialty Chemicals, Inc.

(1)	Pursuant to Item 601(b)(2) of Regulation S-K, the Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or exhibit upon request.